Exhibit 99.1

BANK OF AMERICA MERRILL LYNCH LEVERAGED FINANCE CONFERENCE NOVEMBER 28-30, 2017

Forward-Looking Statements This presentation may contain forward-looking statements based managementexpectations.Numerousfactors,includingthose market conditions and those detailed from time-to-time in the on current relatedto Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially.Readersshouldnotplaceunduerelianceonforward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. 2

Select Medical Overview Founded in 1996 $4.4 Billion Net Revenue LTM Q2 2017 2017 (1) $511 Million Adjusted EBITDA LTM 11.7% Adjusted EBITDA Margins SCALE AND EXPERTISE Leading provider of post-acute services with operations in 46 states and D.C. Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 42,300 staff in the United States. Q2 Note: (1) See Slide 29 for non-GAAP reconciliation 3

Leading Post Acute Care Provider Largest operator of Long-Term Acute Care Hospitals (LTACH) • 101 LTACH’s operating in 27 states. Second largest operator of Inpatient Rehabilitation Hospitals (IRF) • 22 IRF’s operating in 10 states. Largest operator of Outpatient Rehabilitation Clinics • 1,604 clinics in 37 states and D.C. Largest operator of Occupational Medicine Centers • 312 centers in 38 states. As of 9/30/17 4

Revenue Mix LTM Q3 ‘17 2016 2014 Contract Therapy 1% Contract Therapy 7% Outpatient 20% Occ Med 23% Occ Med 23% LTACH 40% LTACH 42% LTACH 60% IRF 13% Outpatient 22% Outpatient 23% IRF 12% IRF 14% 5

Payor Mix 2014 LTM Q3 ‘17 Medicare 30% Medicare 45% Non Medicare 55% Non Medicare 70% 6

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LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 –All LTACH’s under criteria as of September 2016. LTACH Rates for patients with; –3 day prior short term acute hospital ICU/CCU stay or –Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate which is lesser –IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or 100% cost –Site Neutral payments phased in over 3 years • • of; 8

LTACH Criteria Impact Average Daily Census 3,200 $1,800 Case Mix Index LTACH Revenue PPD 1.28 $1,750 3,000 1.26 $1,739 2,849 $1,700 $1,690 2,800 2,719 2,780 2,705 2,671 $1,650 2,600 1.20 1.19 1.19 $1,600 2,400 $1,580 $1,596 $1,550 2,200 $1,537 $1,500 (Rate) 2,000 (ADC1) 2013 2014 2015 2016 2017 Q3 YTD 1 ADC is for hospitals owned and operated as of September 30, 2017. 9 (1.7) patients per hospital per day pre vs post criteria 99.6% Compliance

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Our Rehabilitation “Model” • Partner with leading health systems through joint venture relationships – Inpatient rehab is the basis of “model” but can include full – – – – post acute network of services. Outpatient Rehab LTACH Day Rehab Occupational Medicine 11

Current Rehabilitation Operations

Select MEDICAL


TriHealth Rehabilitation Hospital
Partnering with Select Medical
OhioHealth Rehabilitation Hospital
In partnership with Select Medical
Cleveland Clinic Rehabilitation Hospital
In affiliation with Select Medical
Helen M. Simpson REHABILITATION HOSPITAL
PENNSTATE HERSHEY Rehabilitation Hospital
Kessler INSTITUTE FOR REHABILITATION
Select Medical
RIVERSIDE Rehabilitation Hospital
In Partnership with Select Medical
EMORY REHABILITATION HOSPITAL
In Partnership with Select Medical
West Gables REHABILITATION HOSPITAL
SSM Rehabilitation Network
California Rehabilitation INSTITUTE
A Cedars/UCLA Health Partnership
HONORHEALTH Rehabilitation Hospital
In affiliation with Select Medical
Select REHABILITATION HOSPITAL of Denton
Select REHABILITATION HOSPITAL of San Antonio
BAYLOR Institute for Rehabilitation
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
NJ
DE
MD
DC
AK
HI
Wholly Owned
Consolidated Joint Venture
Non-Consolidated Joint Venture

Select Medical: Improving Quality of Life
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Rehabilitation Network Growth New JV Partnerships: Under Construction • Ochsner New Orleans – New 60 bed IRF • Projected opening in Early 2018 • Dignity Las Vegas, NV – New 60 bed IRF • Projected opening in 2019 Signed • Riverside Health – Newport News, VA • • New 50 bed IRF to replace existing hospital Construction to begin in 2018 • UF Health – Gainesville, FL • • Relocation of Shands 40 bed IRF Construction to begin in 2018 13

Our Post Acute Partners Multi-billion dollar health system with 52 acute care hospitals and over 4,800 staffed acute beds. Net patient revenues of approximately $7 billion. Three IRFs with 178 beds and two managed rehab units, 63 outpatient clinics and home health services. 2011 Multi-billion dollar health system with 18 acute care hospitals, over 400 ICU beds, and over 3,900 staffed acute beds. Net patient revenues of over $7 billion. Three 60 bed IRFs and one managed rehab unit. Two 60 bed IRFs added Q4 2017. 2015 Four LTAC hospitals with 230 beds and one managed 40 bed skilled nursing facility. 2016 14

Post Acute Partners Multi-billion dollar health system with 32 acute care hospitals with over 3,900 staffed acute care beds. Net patient revenue of over $4 billion. Three IRFs with 125 beds including recent opening of 30 bed HIH in July 2017, 61 outpatient clinics and other contract therapy and staffing services. 2009 15

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Outpatient Rehabilitation • Largest operator of outpatient rehab clinics in U.S. • March 2016 acquired Physiotherapy Associates (second largest at time of acquisition) –500+ clinics –Over $20 million of synergies • Growth through denovo clinics and tuck-in acquisitions 17

Outpatient Rehabilitation - Industry Source: Company public filings and websites as of September 30, 2017 1,604 Outpatient Rehabilitation Centers (37 States and D.C.) As of 09/30/2017 18 ATHLETICO (400) USPH (579) ATI (500) Select (1,604)

Outpatient Rehab Clinics 19 VISITS (000’s) 8,216 7,799 5,219 4,569 4,781 4,971 4,470 LTM YEAR201120122013201420152016Q3 2017 REVENUE PER VISIT $103 $103 $104 $103 $103 $102 $102

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Concentra Concentra is the largest provider of occupational health services in the U.S. –445 locations across 43 states • Service Lines: – – – 312 occupational health centers (with some consumer health) 102 onsite clinics at employer locations 31 Community Based Outpatient Clinics (CBOC) serving Veterans Health Administration patients • Treat 15% of workplace injuries in the U.S. 21

Post-Acquisition Update • • Management transition Earnings 2015 – – – Revenue = $997 million Adjusted EBITDA Adjusted EBITDA = $90 million Margin = 9.0% ‘17 • Earnings LTM Q3 – – – Revenue = $1.0 billion Adjusted EBITDA= $150.6 million Adjusted EBITDA Margin = 14.8% • Implemented $44 million of cost saving synergies 22

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Financial Metric Trends Net Revenue Adjusted EBITDA $4,375 $4,286 $511 2013 2014 2015 2016 LTM Q3 17 2013 2014 2015 2016 LTM Q3 17 ($ in millions) ($ in millions) Hospitals Outpatient Concentra Hospitals Outpatient Concentra 24 $466 $399 $373$364 $3,743 $3,065 $2,976

Annual Capital Expenditures Accelerated development spending 2014-2017 $217 $225 $200 $175 $150 $125 $100 $75 $50 $25 $0 2013 2014 Maintenance 2015 Development 2016 LTM Q3 '17 Concentra Systems 25 ($ in millions) $183 $95 $162 $74

Debt Maturities as of 09/30/2017 SEM Revolver (L + 3.25%) $1,200 $1,000 $800 $600 $400 $200 $12 $0 2017 2018 2019 2020 2021 2022 2023 2024 Note: New SEM Revolver and Term loans have springing maturity feature and become due in early 2021 unless SEM Senior Notes are refinanced prior to. 26 SEM Term Loans (L + 3.50% - 1% floor)$1,072 SEM Senior Notes 6.375% Concentra 1st Lien (L + 3.00% - 1% floor)$942 $728 $3$12$12$15

Financial Guidance 2017 Net Revenue $4,400M - $4,500M Adjusted EBITDA $530M - $550M EPS $0.72 - $0.82 Adjusted EPS $0.81 - $0.91 Note: See Slide 30 for non-GAAP reconciliation 27

Appendix: Additional Materials

Non-GAAP Reconciliation LTM Q3 17 2013 $123 2014 $128 2015 $136 2016 $125 Net Income $120 Income tax 75 76 72 56 63 Equity in losses/(earnings) of unconsolidated subsidiaries (2) (7) (17) (20) (21) Interest expense, net (Gain) / Loss on debt retirement Other (Gains) / Losses Concentra/Physio acquisition costs Depreciation and Amortization Stock Based Compensation 87 86 113 170 159 19 2 - 12 20 (30) (42) (6) 5 3 - 64 68 105 145 157 7 11 15 17 19 Adjusted EBITDA $373 $364 $399 $466 $511 Net Cash Provided by Operating Activities Purchases of Property and Equipment Free Cash Flow $193 $170 $208 $347 $196 (74) (95) (183) (162) (217) $119 $75 $25 $185 ($21) ($ in millions) 29

Non-GAAP Reconciliation – Financial Guidance 2017 Low High Net Income $124 $136 Income tax 76 84 Interest expense 155 155 Equity in earnings of unconsolidated subsidiaries (22) (22) Loss on early retirement of debt 20 20 Stock Based Compensation 19 19 Depreciation and Amortization 158 158 Adjusted EBITDA $530 $550 ($ in millions) 30

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